UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2016

HATTERAS FINANCIAL CORP.

(Exact name of registrant specified in its charter)

Maryland	1-34030	26-1141886
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

751 West Fourth Street

Suite 400

Winston-Salem, North Carolina 27101

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (336) 760-9331

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with the completion of the transactions described in more detail below in Item 2.01 of this Current Report on Form 8-K, Hatteras Financial Corp., a Maryland corporation (“Hatteras”), terminated the management agreement with its external manager, Atlantic Capital Advisors LLC, a North Carolina limited liability company (“ACA”), dated February 23, 2012, as amended by the amendment to the management agreement, dated April 10, 2016 (the “Management Agreement Amendment” and the management agreement, as so amended, the “Management Agreement”), consistent with the terms of the Management Agreement Amendment. Upon termination of the Management Agreement, Hatteras paid to ACA a termination fee of $45,411,000.00. A description of the Management Agreement Amendment is set forth under the caption “Management Agreement Amendment” under Item 1.01 of the Current Report on Form 8-K filed by Hatteras with the U. S. Securities and Exchange Commission (the “SEC”) on April 11, 2016 and is incorporated herein by reference.

ITEM 2.01	COMPLETION OF AN ACQUISITION OR DISPOSITION

On July 12, 2016, Annaly Capital Management, Inc. (“Annaly”) completed the previously announced acquisition of Hatteras pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 10, 2016, by and among Annaly, Hatteras and Ridgeback Merger Sub Corporation, a Maryland corporation and wholly-owned subsidiary of Annaly (“Purchaser”).

As previously disclosed, pursuant to the Merger Agreement, on May 5, 2016, Purchaser and Annaly commenced an exchange offer (the “Offer”) to purchase all of Hatteras’ issued and outstanding shares of common stock, par value $0.001 per share (the “Hatteras Common Shares”). In the Offer, subject to the terms and conditions and limitations set forth in the Merger Agreement, each Hatteras Common Share accepted by Purchaser was exchanged for the right to receive, at the election of the holder thereof (subject, in the case of elections of the All-Cash Consideration or All-Stock Consideration, to the proration procedures described in the Merger Agreement):

•	$5.55 in cash and 0.9894 shares of Annaly common stock (the “Mixed Consideration”);

•	$15.85 in cash (the “All-Cash Consideration”); or

•	1.5226 shares of Annaly common stock (the “All-Stock Consideration”).

Holders of Hatteras Common Shares who tendered into the Offer but did not make a valid election received the Mixed Consideration for their Hatteras Common Shares.

The Offer expired at 5:00 p.m., Eastern Time, on July 11, 2016 (the “Expiration Time”). According to the press release issued by Annaly, Computershare Trust Company, N.A., the depositary and exchange agent for the Offer, advised Annaly that, as of the Expiration Time, a total of 70,066,823 Hatteras Common Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which tendered Hatteras Common Shares represented approximately 74.12% of the issued and outstanding Hatteras Common Shares. Purchaser accepted for payment and exchange all such Hatteras Common Shares validly tendered and not validly withdrawn.

On July 12, 2016, pursuant to the terms of the Merger Agreement and in accordance with Section 3-106.1 of the Maryland General Corporation Law, Hatteras merged with and into Purchaser (the “Merger”), with Purchaser continuing as the surviving corporation. At the effective time of the Merger (the “Effective Time”), each Hatteras Common Share that was outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer was converted into the right to receive (i) the Mixed Consideration, (ii) the All-Cash Consideration or (iii) the All-Stock Consideration, subject in each case to the election procedures and, in the case of elections of the All-Cash Consideration or All Stock Consideration, to the proration procedures described in the Merger Agreement.

At the Effective Time, each share of Hatteras 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Hatteras Preferred Share”), that was outstanding as of immediately prior to the Effective Time was converted into one share of Annaly 7.625 Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Annaly Series E Preferred Shares”), which has the rights, preferences, privileges and voting powers substantially the same as a Hatteras Preferred Share immediately prior to the Effective Time.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUING LISTING RULE OR STANDARD; TRANSFER OF LISTING.

In connection with the completion of the Offer and the Merger, Hatteras and Annaly (i) notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and (ii) requested that the NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Hatteras Common Shares and Hatteras Preferred Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Hatteras Common Shares and Hatteras Preferred Shares will cease trading on the the NYSE following the close of trading on July 12, 2016. The Purchaser has advised Hatteras that it intends to cause a Form 15 to be filed with the SEC requesting that Hatteras’ reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As a result of the consummation of the Merger and at the Effective Time, each Hatteras Common Share that was outstanding as of immediately prior to the Effective Time and not validly tendered and not withdrawn pursuant to the Offer (other than cancelled shares) was cancelled and extinguished and automatically converted into the right to receive (i) the all-cash consideration, (ii) the all-stock consideration or (iii) the mixed consideration, subject to the election procedures and, in the case of elections of the all-cash consideration or the all-stock consideration, to the proration procedures described in the Merger Agreement. In addition, at the Effective Time, each Hatteras Preferred Share that was outstanding as of immediately prior to the Merger was converted into one share of the newly-designated Annaly Series E Preferred Share. At the Effective Time, the holders of such Hatteras Common Shares and Hatteras Preferred Shares ceased to have any rights as stockholders of Hatters (other than, in the case of holders of Hatteras Common Shares, the right to receive (i) the all-cash consideration, (ii) the all-stock consideration or (iii) the mixed consideration, subject in each case to the election procedures and, in the case of elections of the all-cash consideration or the all-stock consideration, to the proration procedures described in the Merger Agreement, or in the case of holders of Hatteras Preferred Shares, the right to receive one Annaly Series E Preferred Share for each Hatteras Preferred Share held). The information disclosed under Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM. 5.01	CHANGES IN CONTROL OF REGISTRANT

At the Effective Time, Hatteras became a direct wholly-owned subsidiary of Annaly with Hatteras being merged with and into Purchaser, with Purchaser surviving the Merger. As a result, a change of control of Hatteras occurred. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

ITEM. 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the completion of the Merger and as contemplated by the Merger Agreement, at the Effective Time, each of David W. Berson, Benjamin M. Hough, Michael R. Hough, Ira G. Kawaller, Vicki H. McElreath, Jeffrey D. Miller, William V. Nutt Jr. and Thomas D. Wren, being all of the directors on the board of directors as of immediately prior to the Effective Time, tendered their respective resignations as directors from the board of directors of Hatteras and from all committees of the board of directors of Hatteras on which such directors served, effective as of the Effective Time. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 12, 2016, pursuant to the Merger Agreement and as a result of the consummation of the Merger, Hatteras merged with and into Purchaser, with Purchaser surviving the Merger. The articles of incorporation and bylaws of Purchaser as in effect immediately prior to the Effective Time of the Merger remained as the articles of incorporation and bylaws of Purchaser, as the surviving corporation of the Merger. The articles of incorporation of the Purchaser were amended at the Effective Time to change the name of the Purchaser to “Hatteras Financial Corp.” The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 12, 2016, Annaly issued a press release issued a press release announcing the expiration and results of the Offer, and the anticipated consummation of the Merger on July 12, 2016, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, by and among Hatteras Financial Corp., Annaly Capital Management, Inc., and Ridgeback Merger Sub Corporation, dated as of April 10, 2016 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hatteras on April 11, 2016).

3.1	Articles of Incorporation of Ridgeback Merger Sub Corporation.

3.2	Bylaws of Ridgeback Merger Sub Corporation.

3.3	Articles of Merger of Hatteras Financial Corp., with and into Ridgeback Merger Sub Corporation.

10.1	Amendment to Management Agreement, dated as of April 10, 2016 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Hatteras on April 11, 2016).

99.1	Press release, dated April 11, 2016 (incorporated by reference to Exhibit (a)(5)(L) to Amendment No. 8 to the Tender Offer Statement on Schedule TO of Annaly filed on July 12, 2016).

Forward-Looking Statements

This Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the anticipated cessation of trading of Hatteras Common Shares and Hatteras Preferred Shares and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to business disruption following the merger; and the other risks and important factors contained and identified in Hatteras’ and Annaly’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this Form 8-K are made only as of the date hereof. Neither Hatteras nor Annaly undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

	By:	/s/ Kenneth A. Steele
Kenneth A. Steele
Chief Financial Officer, Treasurer and Secretary

Dated: July 12, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, by and among Hatteras Financial Corp., Annaly Capital Management, Inc., and Ridgeback Merger Sub Corporation, dated as of April 10, 2016 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hatteras on April 11, 2016).

3.1	Articles of Incorporation of Ridgeback Merger Sub Corporation.

3.2	Bylaws of Ridgeback Merger Sub Corporation.

3.3	Articles of Merger of Hatteras Financial Corp., with and into Ridgeback Merger Sub Corporation.

10.1	Amendment to Management Agreement, dated as of April 10, 2016 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Hatteras on April 11, 2016).

99.1	Press release, dated April 11, 2016 (incorporated by reference to Exhibit (a)(5)(L) to Amendment No. 8 to the Tender Offer Statement on Schedule TO of Annaly filed on July 12, 2016).